UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
September 19, 2017
Date of Report (Date of earliest event reported)

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FCB FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
2500 Weston Road, Suite 300
Weston, Florida 33331
(Address of principal executive offices)
(954) 984-3313
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01 Other Events
On September 19, 2017, the Company issued a press release announcing that its operations have been fully restored following the landfall of Hurricane Irma and its expectation of only nominal customer and credit impact from the storm.
The press release is furnished herewith as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

99.1	Press Release of FCB Financial Holdings, Inc. issued September 19, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCB FINACIAL HOLDINGS, INC.

Date:	September 19, 2017	By:	/s/ Jack Partagas
Name: Jack Partagas
Title: Chief Financial Officer